PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

(801 Tri-County Boulevard, Oliver Springs, TN 37840)

THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made as of December __, 2004, by and between TN-801 TRI-COUNTY, LLC, a Tennessee limited liability company ("Seller"), and Diversified Product Inspections, Inc., a Florida corporation ("Buyer"), with reference to the following:

A. Seller is the owner of certain improved real property commonly known as 801 Tri-County Boulevard, Oliver Springs, Tennessee 37840, together with certain personal property located upon, or used in connection with, such improved real property, all as more particularly described in Paragraph 2 below.

B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, said improved real property and personal property on the terms and subject to the conditions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. In addition to the terms defined in the Recitals, the following terms shall have the meanings set forth below:

"**Additional Cash Payment**" is defined in Paragraph 3.

"**Additional Instructions**" is defined in Paragraph 6.

"**Bill of Sale**" is defined in Paragraph 6.

"**Broker**" is defined in Paragraph 14.

"**Buildings**" is defined in Paragraph 2.

"**Buyer's Title Notice**" is defined in Paragraph 4.

"**CERCLA**" is defined in Paragraph 11.

"**County**" is defined in Paragraph 6.

"**Closing**" is defined in Paragraph 6.

"**Closing Date**" is defined in Paragraph 6.

"**Contracts**" is defined in Paragraph 4.

"**Deed**" is defined in Paragraph 6.

"**Deposit**" is defined in Paragraph 3.

"**Deposit Account**" is defined in Paragraph 3.

"**Documents and Materials**" is defined in Paragraph 4.

"**Escrow**" is defined in Paragraph 3.

"**FIRPTA Affidavit**" is defined in Paragraph 6.

"**Hazardous Materials**" is defined in Paragraph 11.

"**Improvements**" is defined in Paragraph 2.

"**Initial Deposit**" is defined in Paragraph 3.

"**Inspection Period**" is defined in Paragraph 4.

"**Land**" is defined in Paragraph 2.

"**Official Records**" is defined in Paragraph 6.

"**Opening of Escrow**" is defined in Paragraph 3.

"**Permitted Exceptions**" is defined in Paragraph 4.

"**Property**" is defined in Paragraph 2.

"**Purchase Price**" is defined in Paragraph 3.

"**Seller's Title Notice**" is defined in Paragraph 4.

"**Settlement Statement**" is defined in Paragraph 6.

"**Title Company**" is defined in Paragraph 4.

"**Title Policy**" is defined in Paragraph 4.

"**Title Commitment**" is defined in Paragraph 4.

2. PURCHASE AND SALE.

Subject to the terms and conditions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, for the Purchase Price, all of Seller's right, title and interest in and to the following (collectively, the "**Property**"):

A. That certain real property more particularly described on Exhibit A attached hereto (the "**Land**"), together with the buildings (the "**Buildings**") and other improvements (said

Buildings and such other improvements being referred to herein collectively as the "**Improvements**");

B. All rights, privileges, easements, rights of way and appurtenances benefiting the Land and/or the Improvements (and together with the Land and the Improvements, collectively, the "Real Property"); and

C. All equipment, supplies, fixtures, and other tangible personal property presently located on the Real Property that is owned by Seller (collectively, the "**Tangible Personal Property**").

3. PURCHASE PRICE; DEPOSIT AND PAYMENT TERMS.

A. **Purchase Price.** The purchase price for the Property shall be EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($800,000.00) (the "**Purchase Price**"), as the same may be adjusted by prorations pursuant to Paragraph 6.F below and closing costs pursuant to Paragraph 6.E below.

B. **Deposit.**

(i) Deposit Amount. Pursuant to that certain Escrow Agreement dated October 29, 2004 Buyer has deposited in escrow (the "**Escrow**") with Stites & Harbison Title Agency ("**Escrow Holder**") in immediately available funds, the sum of Twenty-Five Thousand and No/100 DOLLARS ($25,000.00) (the "**Initial Deposit**"). As of the execution of this Agreement, the Escrow Agreement has been superceded by this Agreement, and the Escrow and the disposition of the Initial Deposit shall be governed by this Agreement. Upon Escrow Holder's receipt of the Initial Deposit (the "**Opening of Escrow**"), Escrow Holder deposited the same in a federally insured account (the "**Deposit Account**"). Buyer's Federal Tax Identification Number is set forth beneath the address of Buyer for notices in Paragraph 15.K.

(ii) Disposition of Deposit Subject to the provisions of Paragraph 8 hereof, the entire Deposit shall be released from Escrow pursuant to Paragraph 4.A(ii). Upon the Closing (as hereinafter defined), the amount of the deposit as delivered to Seller shall be applied as a credit against the Purchase Price for the benefit of Buyer. In all other events the disposition of the Deposit shall be governed by the provisions of Paragraph 8 hereof.

C. **Payment of Purchase Price.** Upon the Closing, Buyer shall pay to Seller the Purchase Price as follows:

(i) The Deposit shall be credited to Buyer against payment of the Purchase Price in accordance with the terms and conditions of this Agreement; and

(ii) An amount (the "**Additional Cash Payment**") in the amount of Seven Hundred Seventy-Five Thousand and no/100 Dollars ($775,000.00), plus the amount, if any, of net prorations to Seller's credit pursuant to Paragraph 6.F hereof, shall be deposited by Buyer in Escrow in immediately available funds on or before the Closing

Date for disbursement to Seller upon the Closing in accordance with the terms and conditions of this Agreement.

4. **BUYER'S INSPECTION OF PROPERTY; TITLE.**

A. **Documents and Materials**. Buyer shall have the period (the "**Inspection Period**") commencing on the date that Seller first granted to Buyer access to the Property and continuing until the Closing Date, to satisfy itself as to the Documents and Materials described in subparagraph (i) immediately below and as to such other matters as Buyer may wish to consider with respect to the Property.

(i) Delivery of Items by Seller. Within five (5) days after the execution of this Agreement, Seller agrees to deliver, or make available, to Buyer for Buyer's review the following documents and materials relating to the Property (the "**Documents and Materials**"), to the extent such Documents and Materials exist and are currently in Seller's possession: (a) plans, drawings and specifications relating to the Property and/or the Improvements; (b) all books, records, and operating statements pertaining to the operation of the Property; (c) copies of all leases or subleases affecting the Real Property as of the Opening of Escrow (collectively, the "**Leases**"), together with any other documentary information relating to any pending leases or pending amendments to existing Leases; (d) the property tax bill for the current tax fiscal year; (e) copies of any service, management, brokerage and maintenance contracts (including any reciprocal operating agreements), and agreements (other than leases) for the leasing or licensing of rooftop space or equipment, telecommunications equipment, cable access and other space, equipment and facilities that are located on or within the Property, if any, currently in effect with respect to the Property (the "**Contracts**"); (f) copies of any financial data on tenants; (g) a copy of the current operating budget for the Property, together with all documentation relating thereto; and (h) any other correspondence in Seller's files relating to the Property, excluding, however, any such items generated internally by Seller, or which are proprietary, or which are subject to a confidentiality agreement, or which are related to Seller's prior financing of the Real Property.

Buyer acknowledges that Seller obtained the Property through foreclosure and that the information in Seller's possession is therefore limited, and Buyer therefore acknowledges and agrees that Seller shall only be obligated to deliver to Buyer those items listed above which are in Seller's possession and rightfully owned by Seller. WITHOUT LIMITATION ON ANY OTHER PROVISIONS OF THIS AGREEMENT, BUYER FURTHER AGREES AND ACKNOWLEDGES THAT ANY AND ALL STUDIES, ASSESSMENTS, REPORTS, ANALYSES AND OTHER MATERIALS DELIVERED TO BUYER IN ACCORDANCE WITH THE TERMS HEREOF SHALL BE DEEMED TO BE DELIVERED WITHOUT REPRESENTATION OR WARRANTY BY SELLER (EITHER EXPRESS OR IMPLIED) AS TO THE ACCURACY, VALIDITY COMPLETENESS, OR TRUTHFULNESS THEREOF OR THE MATTERS CONTAINED THEREIN, AND THAT ANY USE OF OR RELIANCE UPON ANY SUCH STUDIES, ASSESSMENTS, REPORTS, ANALYSES AND OTHER MATERIALS BY BUYER SHALL BE MADE AT BUYER'S SOLE RISK.

(ii) Buyer's Approval/Disapproval of Documents and Materials. If Buyer determines, in its good faith, sole discretion, that it is dissatisfied with any aspect of the

Documents and Materials, or any other condition or feature of the Property or any part thereof, then Buyer may terminate this Agreement by delivering written notice to Seller and Escrow Holder within ten (10) days after the Buyer's receipt of the Documents and Materials (the "**Buyer's Termination Notice**"). If Buyer does not deliver the Buyer's Termination Notice, then Buyer shall be deemed to (i) wish to proceed with its purchase of the Property, (ii) have completed its due diligence review of the Property, (iii) be satisfied with the condition of the Property in all respects, and (iv) confirm its obligation to purchase the Property, subject only to the elimination or amelioration of title matters (if any) timely objected to in the Buyer's Title Notice (as defined below), except to the extent such title matters are waived or deemed waived by Buyer or cured by Seller as provided herein. In the event that Buyer shall elect to terminate this Agreement pursuant to this Paragraph 4.A(ii), Escrow Holder shall disburse the Deposit in accordance with Paragraph 8 of this Agreement, and neither party shall have any further obligation under this Agreement, save and except for the indemnity, hold harmless, insurance, waiver agreements and obligations of Buyer set forth in Paragraphs 4, 5, 6, 11, 12, 13, and 14, which shall survive such termination.

B. Title.

(i) Title Commitment; Survey. Immediately after the execution of this Purchase and Sale Agreement, Seller shall send to Buyer a commitment (the "**Title Commitment**") for owner's title insurance covering the Real Property, issued by Stites & Harbison Title Agency (the "**Title Company**"), together with the underlying documents relating to the exceptions set forth in Schedule B to such Title Commitment. If so desired by Buyer, Buyer may, at Buyer's sole cost and expense, obtain a survey of the Real Property; provided, however, Buyer's decision to obtain a survey of the Real Property shall not be deemed to extend the Inspection Period or the time of Buyer's performance of any of its obligations hereunder.

(ii) Approval of Title Commitment. If the Title Commitment shows matters which are not satisfactory to Buyer, Buyer shall give Seller written notice thereof within ten (10) days following Buyer's receipt of the Title Commitment, and shall state in writing any objections to the same. Failure to give such notice within said ten (10) day period shall constitute approval of the Title Commitment and the Survey. After receipt of any such objections, Seller shall have the right, up to the Closing Date, but shall not be obligated, to cure any objections. If Seller shall fail within such period to cure or commit to secure such objections, then Buyer may elect, by written notice to Seller, to either: (i) terminate this Agreement, or (ii) waive all title defects which the Seller is unwilling to cure and proceed with Closing hereunder as if said title defects did not exist. The Closing Date may be extended upon mutual agreement between Seller and Buyer in order for Seller to cure any title or survey defect which it has committed to cure. Seller covenants that, to the extent it is within Seller's control, Seller will not voluntarily create or cause or permit a lien or encumbrance to attach to or on the Property between the date hereof and Closing. In the event that Buyer shall elect to terminate this Agreement pursuant to this Paragraph 4.B(ii), Fifteen Thousand Dollars ($15,000.00) of the Deposit shall be returned to Buyer, and Ten Thousand Dollars ($10,000.00) of the Deposit shall be delivered to Seller, and neither party shall have any further obligation under this

Agreement, save and except for the indemnity, hold harmless, insurance, waiver agreements and obligations of Buyer set forth in Paragraphs 4, 5, 6, 11, 12, 13, and 14, which shall survive such termination. Those title exceptions as shown on the Title Commitment together with any matters shown on a survey of the Property which have not been disapproved by Buyer, as well as those title exceptions, if any, initially disapproved by Buyer but thereafter accepted by Buyer (whether by actual acceptance or deemed acceptance), shall constitute Permitted Exceptions as described in Paragraph 4.B(iii) below.

(iii) Title Insurance Policy. Buyer's obligation to purchase the Property shall be conditioned upon Title Company issuing upon the Closing to Buyer a standard Tennessee owner's policy of title insurance (the "**Title Policy**") in the amount of the Purchase Price, showing fee title to the Real Property vested in Buyer subject only to the following exceptions (collectively, the "**Permitted Exceptions**"):

(a) the lien to secure payment of real estate taxes and assessments, not delinquent;

(b) all matters apparent from an inspection of the Property and matters affecting the Property which are created by or with the written consent of Buyer;

(c) the rights of tenants under the Leases and the rights of licensees under Contracts;

(d) all preprinted and standard exceptions and exclusions set forth in the Title Company's current standard form Tennessee owner's policy of title insurance;

(e) all exceptions disclosed by the Title Commitment which are approved or deemed approved by Buyer in accordance with Paragraph 4.B(ii); and

(f) all applicable laws, ordinances, rules and governmental regulations (including, without limitation, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Property.

5. BUYER'S INSPECTIONS.

A. Buyer's Right to Enter; Indemnity. During the term of the Inspection Period, Buyer, its agents, contractors and subcontractors shall have the right, subject to the rights of licensees under Contracts, to enter upon the Property, at reasonable times during ordinary business hours following not less than two (2) business days' prior notice to Seller, to make such inspections of the Property as are commercially reasonable and appropriate considering the nature and intended use of the Property; provided, however, if Buyer proposes to perform any soil, geological or environmental tests or studies which involve drilling, boring or other similar intrusive or invasive action on or under the Property, then Buyer shall first obtain Seller's written consent prior to performing any such tests or studies, which consent Seller may withhold in Seller's sole and absolute discretion. Buyer shall use care and consideration in connection with

any of its inspections or tests and Seller shall have the right to be present during any inspection of the Property by Buyer or its agents or to control the performance of such tests or studies at Seller's election. Buyer shall restore the Property to its original condition after any and all tests and/or inspections. Buyer shall not disturb the quiet possession of any tenant of the Property. Buyer hereby indemnifies, protects, defends (with counsel chosen by Seller) and holds Seller and the Property and the tenants under the Leases free and harmless from and against any and all costs, losses, liabilities, damages, lawsuits, judgments, actions, proceedings, penalties, demands, attorneys' fees, mechanic's liens, or expenses of any kind or nature whatsoever, arising out of or resulting from (i) any entry or activities upon the Property by Buyer, Buyer's agents, contractors or subcontractors, or the contractors and subcontractors of such agents, or (ii) the enforcement of this Agreement of indemnity or the assertion by Buyer of any defense to its obligations hereunder.

B. Insurance. Immediately upon the execution of this Agreement, Buyer shall deliver to Seller an original endorsement to Buyer's commercial general liability insurance policy which evidences that Buyer is carrying a commercial general liability insurance policy issued by a financially responsible insurance company acceptable to Seller, covering (i) the activities of Buyer, Buyer's agents, contractors, subcontractors and employees on or upon the Property, and (ii) Buyer's indemnity obligation contained in Paragraph 5.A. Such endorsement to such insurance policy shall evidence that such insurance policy shall have a per occurrence limit of at least $1,000,000 and an aggregate limit of at least $2,000,000, shall name Seller as an additional insured, shall be primary and noncontributing with any other insurance available to Seller and shall contain a full waiver of subrogation clause.

C. Survival. The indemnity obligations of Buyer set forth in this Paragraph 5 shall survive closing and/or any termination of this Agreement.

D. Condition. Buyer acknowledges that except as specifically set forth herein, Seller makes no representation or warranty with respect to the Property, the operation thereof, or in any way in connection therewith, and that Buyer is purchasing the Property in its "AS-IS" condition. Prior to the expiration of the Inspection Period, Buyer will have made such examinations of the Property and the operation thereof as Buyer deems necessary and, by the execution hereof, agrees that, in the event Buyer does not terminate this Agreement in accordance with the terms hereof, Buyer shall accept the Property in its "AS-IS" condition as of the date of termination of the Inspection Period. Seller did not construct the Improvements and will not and does not warrant to Buyer that the Improvements or any utilities serving same are now, or will be, in conformance with applicable zoning, building codes or other laws and regulations. To the fullest extent possible, Seller excludes and disclaims any warranty that the Improvements are (a) free from faulty materials, (b) constructed according to sound engineering standards, (c) constructed in a workmanlike manner, or (d) fit for habitation. The Property is being sold to Buyer "AS-IS". Seller shall have no obligation to replace or repair the Improvements. Buyer hereby consents to the exclusion and disclaimer of warranties relating to the Property contained in this Section 5.D.

6. **CLOSING.**

A. **Escrow**. This Agreement shall constitute both an agreement between Buyer and Seller and escrow instructions for Escrow Holder. If Escrow Holder requires reasonable separate or additional escrow instructions which it deems necessary for its protection, Seller and Buyer hereby agree promptly upon request by Escrow Holder to execute and deliver to Escrow Holder such separate or additional escrow instructions (the "**Additional Instructions**"). In the event of any conflict or inconsistency between this Agreement and the Additional Instructions, this Agreement shall prevail and govern, and the Additional Instructions shall so provide. The Additional Instructions shall not modify or amend the provisions of this Agreement unless otherwise agreed to in writing by Seller and Buyer.

B. **Closing**. The "**Closing**" shall mean and refer to the consummation of the purchase and sale of the Property as contemplated by this Agreement. For purposes of calculating time periods under this Agreement, the Closing shall be deemed to have occurred upon the recording of the Deed (as defined below) in the real property records (the "**Official Records**") of the county (the "**County**") in which the Real Property is located. Unless otherwise agreed to in writing by Seller and Buyer, the Closing shall occur on such date as may be mutually agreed upon by Buyer and Seller, (the "**Closing Date**"). If the Closing has not occurred on or before 5:00 p.m. on December 17, 2004, then Seller shall have the option to terminate Buyer's right to purchase the Property.

C. **Deliveries to Escrow Holder**. In the event all of the conditions to Buyer's and Seller's obligations hereunder have been timely satisfied or waived in writing, then on or before the Closing Date, Seller and Buyer shall deliver the following items to Escrow Holder:

(i) Deliveries By Seller. Seller shall deliver the following documents, duly executed and acknowledged (where provided) by Seller:

(a) Deed. A special warranty deed (the "**Deed**") substantially in the form of Exhibit B attached hereto;

(b) Bill of Sale. One or more original counterparts of a bill of sale and assignment and assumption agreement (the "**Bill of Sale**") substantially in the form of Exhibit C attached hereto;

(c) Non-Foreign Affidavit. An affidavit of Seller (the "**FIRPTA Affidavit**") in the form of Exhibit E attached hereto; and

(d) Settlement Statement. One or more original counterparts of a settlement statement (the "**Settlement Statement**") prepared by Escrow Holder, and approved by Buyer and Seller, which Settlement Statement shows (a) the amounts of all funds deposited (or to be deposited) into the Escrow and the sources thereof, and (b) the amounts of all funds to be disbursed out of the Escrow and the persons to whom such amounts are to be disbursed.

(ii) Deliveries By Buyer. Buyer shall deliver the following items, duly executed (and acknowledged where provided) by Buyer as necessary or appropriate:

(a) Closing Payment. A payment of the Additional Cash Payment, to be set forth in the Settlement Statement, in immediately available funds and in an amount which is not less than the amount of the Purchase Price, plus the sum of fees, charges and premiums charged to Buyer under subparagraph F below, and minus the amount of the Deposit, the amount of the Purchase Money Loan, and any credit(s) to Buyer for prorations which may be provided hereunder;

(b) Settlement Statement. One or more original counterparts of the Settlement Statement;

(c) Bill of Sale. One or more original counterparts of the Bill of Sale; and

(d) Such other documents as may be reasonably necessary to consummate the transactions with Seller under this Agreement.

(iii) Conditions to Closing. The delivery by a party of each of the items set forth in this Paragraph 6.C to be delivered by such party shall be a condition to the other party's obligation to consummate the transaction provided for herein.

D. Actions of Escrow Holder. On the Closing Date, provided that Escrow Holder shall have received each of the items described in Paragraphs 6.C(i) and 6.C(ii), Escrow Holder shall take the following actions in the order indicated below:

(i) Record the Deed in the Official Records and obtain and deliver to Buyer and Seller copies thereof;

(ii) Deliver to Seller, in immediately available funds, the amount of the Purchase Price, as adjusted to reflect (a) Seller's share of the escrow fees, recording fees, charges and premiums charged to Seller as provided in subparagraph F below, (b) net prorations as provided in subparagraph G below, and (c) a credit to Buyer in the amount of the Deposit actually received by Seller, all as reflected in the Settlement Statement;

(iii) Consolidate the partially executed counterparts of the Bill of Sale into a fully-executed counterpart thereof and deliver to each of Seller and Buyer at least one original counterpart of the Bill of Sale;

(iv) Cause the Title Company to issue to Buyer, as soon after the Closing as reasonably possible, the Title Policy in accordance with the provisions of Paragraph 4;

(v) Deliver to Buyer the FIRPTA Affidavit signed by Seller; and

(vi) Deliver to each of Seller and Buyer at least one original counterpart of the Settlement Statement.

E. Escrow Fees and Title Charges.

(i) Allocation. Upon the Closing, escrow and title charges and other closing costs shall be allocated between Seller and Buyer as follows:

(a) Seller shall pay: (i) one-half of any escrow fees or similar charges of Escrow Holder, and (ii) the cost of a survey of the Property in form and substance reasonably acceptable to Buyer.

(b) Buyer shall pay: (i) the cost of the Title Policy for a standard owner's policy of title insurance, including, without limitation, the charge for any title search and any and all endorsements to the Title Policy (including the survey exception deletion) and for any other extended coverage requested, (ii) one-half of any escrow fees or similar charges of Escrow Holder, (iii) the cost of any documents, inspections, or studies generated or ordered by Buyer, including without limitation any environmental assessment, (iv) all transfer taxes on the Special Warranty Deed and other documents evidencing the transfer and conveyance of the Property to Buyer and Buyer's taking title to the Property, and (v) all recording costs incurred in connection therewith.

(c) Any other ordinary and usual closing costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice in the County, as determined conclusively by Escrow Holder.

(d) Except to the extent otherwise specifically provided herein, all other expenses incurred by Seller and Buyer with respect to the negotiation, documentation and closing of this transaction, including, without limitation, Buyer's and Seller's attorney's fees and expenses, shall be borne and paid by the party incurring same.

(ii) Fees Charged to Defaulting Party. If the Closing does not occur by reason of Buyer's or Seller's default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne and paid by the party in default.

F. Prorations.

(i) Items to be Prorated. The following shall be prorated between Seller and Buyer as of 12:01 a.m. local time in the county where the Property is located on the Closing Date:

(a) All real estate taxes on the Property for the current fiscal year. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date.

(ii) Calculation. The prorations and payments shall be made on the basis of the Settlement Statement approved by Buyer and Seller prior to the Closing. In the event any prorations or apportionments made under this Paragraph 6 shall prove to be incorrect

for any reason, then any party shall be entitled to an adjustment to correct the same on or before the 12-month anniversary of the Closing Date, after which there shall be no further proration of any amounts for any reason. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available.

G. Procedures Upon Failure of Condition. Except as otherwise expressly provided herein, in the event Buyer or Seller shall terminate (or shall be deemed to have terminated) this Agreement in accordance with the terms and provisions hereof, or if any of the conditions set forth in Paragraph 3 are not timely satisfied (or waived) (whether or not as a result of a breach or default by a party hereto):

(i) This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate, and the parties shall have no further obligation to each other, save and except for the indemnity, hold harmless, insurance, waiver agreements and obligations of Buyer set forth in Paragraphs 4, 5, 6, 11, 12, 13, and 14, which shall survive such termination;

(ii) The Deposit shall be delivered to (or retained by) the party entitled thereto pursuant to the provisions of Paragraph 7 below;

(iii) Escrow Holder shall promptly return to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder;

(iv) Buyer shall return to Seller the Documents and Materials previously delivered by Seller to Buyer; and

(v) Subject to Paragraph 6.E(ii) above, any escrow cancellation and title charges shall be borne and paid equally by Seller and Buyer.

7. DAMAGE OR DESTRUCTION; CONDEMNATION.

A. Damage or Destruction. In the event any of the Improvements are damaged or destroyed by any casualty after the date of this Agreement but prior to the Closing Date, Seller shall have no obligation to repair or replace any such damage or destruction, and if such damage will cost Fifty Thousand Dollars ($50,000) or less to repair (as determined by Seller), such event shall not give Buyer any right to terminate this Agreement. If such damage will cost more than Fifty Thousand Dollars ($50,000) to repair (as determined by Seller), Buyer shall have the right to terminate this Agreement by written notice to Seller within five (5) business days after Buyer receives notice of such casualty. If Buyer fails to deliver written notice to Seller of the termination of this Agreement within such five (5) business day period, Buyer shall be conclusively presumed to have elected not to terminate this Agreement. Unless this Agreement is duly terminated by Buyer as provided herein, Seller shall, upon consummation of the transaction herein provided, assign to Buyer, without representation or warranty by Seller, all claims of Seller under or pursuant to any applicable casualty insurance coverage and all proceeds from any such casualty insurance received by Seller on account of any such casualty, the damage from which shall not have been repaired by Seller prior to the Closing Date, and provide Buyer

with a credit against the Additional Cash Payment in an amount equal to the deductible under such casualty insurance coverage.

B. Condemnation. In the event that all or any substantial portion of the Real Property shall be taken in condemnation or under the right of eminent domain, or by agreement in lieu thereof, after the date of this Agreement and before the Closing, Buyer may, at its option either (a) terminate this Agreement by written notice thereof to Seller, or (b) proceed to close the transaction contemplated herein pursuant to the terms hereof in which event Seller shall assign and turn over to Buyer, and Buyer shall be entitled to receive and keep the award for the taking by eminent domain less any portion of the award either attributable to lost rental income allocable to the period prior to the Closing Date or allocated to expenses or other amounts incurred by Seller, and there shall be no reduction in the Purchase Price. For purposes of this provision, a "substantial portion" of the Real Property shall mean (i) more than five percent (5%) of the rentable square footage of the Building(s) is taken, (ii) more than ten (10%) of the area of the Land is taken; (iii) the access to the Real Property or available parking area therefor is permanently reduced or restricted so as to significantly impair the utility of the Real Property or so as to constitute a violation of the applicable zoning ordinance which is actionable by the zoning authority (as opposed to constituting a permitted non-conforming use); or (iv) the condemnation causes the owner of the Property, as the lessor under the Leases, to be in material default of the Leases so as to allow the tenants under the Leases to either terminate their respective Lease or to reduce the rental they are obligated to pay under their Lease. In the event that less than a substantial portion of the Real Property is taken, Buyer shall proceed to close the transaction contemplated herein and there shall be no reduction in the Purchase Price, and Seller shall assign and turn over to Buyer (and Buyer shall be entitled to receive and keep) the award for the taking by eminent domain less any portion of the award either attributable to lost rental income allocable to the period prior to the Closing Date or allocated to expenses or other amounts incurred by Seller.

8. DISPOSITION OF DEPOSIT.

IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF (i) SELLER'S DEFAULT UNDER THIS AGREEMENT, OR (ii) BUYER'S TIMELY TERMINATION (OR DEEMED TERMINATION) OF THIS AGREEMENT PURSUANT TO PARAGRAPH 3 or PARAGRAPH 4, OR (iii) THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 OR PARAGRAPH 7 HEREOF, AND BUYER SHALL NOT HAVE DEFAULTED UNDER THIS AGREEMENT, THEN ESCROW HOLDER SHALL RETURN TWENTY THOUSAND AND NO/100 DOLLARS ($20,000.00) OF THE DEPOSIT TO BUYER AND DELIVER FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00) OF THE DEPOSIT TO SELLER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER, SAVE AND EXCEPT FOR THE INDEMNITY, HOLD HARMLESS, INSURANCE, WAIVER AND RELEASE AGREEMENTS AND OBLIGATIONS OF BUYER SET FORTH IN PARAGRAPHS 4, 5, 6, 11, 12, 13, and 14, WHICH SHALL SURVIVE SUCH TERMINATION. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE FOR ANY REASON OTHER THAN (i) SELLER'S DEFAULT UNDER THIS AGREEMENT, OR (ii) BUYER'S TIMELY TERMINATION (OR DEEMED TERMINATION) OF THIS AGREEMENT PURSUANT TO PARAGRAPH 3 OR PARAGRAPH 4, OR (iii) THE TERMINATION OF THIS

AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 OR PARAGRAPH 7 HEREOF, THEN THE DEPOSIT SHALL BE PAID TO AND RETAINED BY SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED FOR ANY REASON OTHER THAN (i) SELLER'S DEFAULT UNDER THIS AGREEMENT, OR (ii) BUYER'S TIMELY TERMINATION (OR DEEMED TERMINATION) OF THIS AGREEMENT PURSUANT TO PARAGRAPH 3 OR PARAGRAPH 4, OR (iii) THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 OR PARAGRAPH 7 HEREOF, THEN THE RETENTION OF THE DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT, SUBJECT TO SELLER'S RIGHT TO ENFORCE BUYER'S INDEMNITY, HOLD HARMLESS, INSURANCE, WAIVER AND CONFIDENTIALITY AGREEMENTS AND OBLIGATIONS PURSUANT TO THE PROVISIONS OF PARAGRAPHS 4, 5, 6, 11, 12, 13, and 14 HEREOF.

_________ Seller's Initials   _________ Buyer's Initials

9. SELLER'S REPRESENTATIONS AND WARRANTIES.

In consideration of Buyer entering into this Agreement and as an inducement to Buyer to purchase the Property from Seller, Seller makes the following representations and warranties effective as of the Opening of Escrow, each of which is material and is being relied upon by Buyer:

A. Due Organization. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Tennessee.

B. Authority. Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

10. BUYER'S REPRESENTATIONS AND WARRANTIES.

In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property to Buyer, Buyer makes the following representations and warranties effective as of the Opening of Escrow, each of which is material and is being relied upon by Seller:

A. **Due Organization**. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

B. **Authority**. Buyer has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

11. <u>AS-IS; ENVIRONMENTAL MATTERS</u>.

A. **As-Is**. BUYER ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN <u>PARAGRAPH 9</u> HEREIN, BUYER IS ACQUIRING THE PROPERTY AS-IS, WHERE-IS, AND WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, IT BEING THE INTENTION OF SELLER AND BUYER EXPRESSLY TO NEGATE AND EXCLUDE ALL REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF (INCLUDING, WITHOUT LIMITATION, ANY AND ALL WARRANTIES WHATSOEVER CONTAINED IN OR CREATED UNDER THE TENNESSEE UNIFORM COMMERCIAL CODE). Without limitation on the foregoing, Buyer will be acquiring the Property "AS-IS, WHERE-IS," and with all faults, and solely in reliance on Buyer's own inspections, examinations, and evaluations of the Property. Without limitation on the foregoing, Buyer's acceptance of title to the Property shall be deemed Buyer's declaration and agreement that Buyer has had the opportunity to examine and inspect the Property and to determine to Buyer's complete satisfaction that Buyer is satisfied with the condition, quality, quantity, operation, state of repair, and prospects of the Property in all respects, and that Buyer has acquired the Property "AS-IS, WHERE-IS," and with all faults. Buyer agrees and acknowledges that, except to the extent of the express representations and warranties of Seller set forth in <u>Paragraph 9</u>, no representations, statements or warranties have at any time been made by Seller, or its agents (including, without limitation, any representation or warranty as to the physical condition, quality, quantity or state of repair of the Property, or as to the condition, quality, quantity, operation, state of repair, or prospects for the Property in any respect).

B. **Buyer Informed**. Buyer acknowledges and agrees that:

(i) Buyer will have had the opportunity to review all instruments, records and documents which Buyer deems appropriate or advisable to review in connection with this transaction, including, but not by way of limitation, any and all architectural drawings, plans, specifications, surveys, building and occupancy permits, and any licenses, leases, contracts, warranties and guarantees relating to the Property or the business conducted thereon, and Buyer, by proceeding with this transaction following the expiration of the Inspection Period, will be deemed to have determined that the same and the information and data contained therein and evidenced thereby are acceptable to Buyer;

(ii) Buyer will have had the opportunity to review all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Property;

(iii) Buyer will, at its own cost and expense, make such independent investigations respecting the Property and all other aspects of this transaction as Buyer deems appropriate, and shall rely thereon and on the advice of its consultants in entering into this Agreement and, by proceeding with this transaction following the expiration of the Inspection Period, will be deemed to have determined that the same are acceptable to Buyer in all respects.

C. **Limitation on Seller's Liability**. Without limitation on any other provision of this Agreement, Buyer acknowledges and agrees that Seller shall not have any liability, obligation or responsibility of any kind with respect to the following:

(i) The content or accuracy of any report, study, opinion or conclusion of any soils, toxic, environmental or other engineer or other person or entity who has examined the Property or any aspect thereof;

(ii) The content or accuracy of any information released to Buyer by an engineer or planner in connection with the development of the Property;

(iii) The availability of building or other permits or approvals for the Property by any state or local governmental bodies with jurisdiction over the Property;

(iv) Any of the items delivered to Buyer pursuant to Buyer's review of the condition of the Property (including, without limitation, any of the Documents and Materials, the Title Commitment or the Survey); or

(v) The content or accuracy of any other development or construction cost, projection, financial or marketing analysis or other information given to Buyer by Seller or reviewed by Buyer with respect to the Property.

D. **Environmental Matters — No Representations or Warranties; Waivers**. Without limitation on Paragraph 11.A above, Buyer acknowledges that Seller makes no representations or warranties regarding the presence of any Hazardous Materials (as defined below) in, on, under, about or adjacent to the Property. By proceeding with this transaction following the expiration of the Inspection Period, Buyer will be deemed to have made its own independent investigation of the Property with regard to the presence of Hazardous Materials as Buyer deems appropriate. Accordingly, Buyer hereby expressly waives and relinquishes any and all rights and remedies Buyer may now or hereafter have against Seller, its successors and assigns, partners, shareholders, officers and/or directors, whether known or unknown, with respect to any past, present or future presence or existence of Hazardous Materials in, on, under, about or adjacent to the Property or with respect to any past, present or future violation of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, without limitation, (i) any and all rights and remedies Buyer may now or hereafter have under the Comprehensive Environmental

Response, Compensation and Liability Act of 1980, 42 U.S.C. §9600 et seq. ("**CERCLA**"), as amended, and any similar law, rule or regulation, (ii) any and all rights Buyer may now or hereafter have against Seller under any other applicable federal or state law, rule or regulation, and (iii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Property under Section 107 of CERCLA (42 U.S.C. §9607). As used herein, the term "**Hazardous Material(s)**" includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (A) those materials identified in Sections 66680 through 66685 and Sections 66693 through 66740 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, (B) those materials defined in Section 25501(j) of the California Health and Safety Code, (C) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the State of California or any agency of the United States government, (D) any other material, substance, or waste which is defined or regulated as a hazardous material, extremely hazardous material, hazardous waste or toxic substance pursuant to any laws, rules, regulations or orders of the United States government, the State of California or any local governmental body, (E) asbestos, (F) petroleum and petroleum based products, (G) formaldehyde, (H) polychlorinated biphenyls (PCBs), (I) radon, and (J) freon and other chlorofluorocarbons.

E. **Survival**. The foregoing waivers and releases by Buyer shall survive either (i) the Closing and the recordation of the Deed (and shall not be deemed merged into the Deed upon its recordation), or (ii) any termination of this Agreement.

12. **INDEMNIFICATION**.

A. **By Buyer**. Without limitation on any other Agreement of Buyer to indemnify Seller set forth in this Agreement, Buyer hereby agrees for itself and its successors and assigns to hold harmless, indemnify and defend Seller from and against: (i) any and all third party claims for Buyer's torts or breaches of contract related to the Property and occurring on or after the Closing Date, (ii) any and all loss, damage or third party claims in any way arising from Buyer's inspections or examinations of the Property prior to the Closing Date; (iii) any claims or liabilities arising on account of any items which are prorated and which claims or liabilities accrue on or after the Closing Date; (iv) any and all claims by tenants, licensees, or any other parties for the return or refund of any security deposits arising on or after the Closing Date; (v) any and all damage, cause of action, action, proceeding, expense, loss, cost, claim or liability suffered or incurred by Seller as a result of any untruth, inaccuracy or breach in or of any of the representations, warranties or covenants made by Buyer herein; and (vi) all costs and expenses, including reasonable attorneys' fees, incurred by Seller as a result of the foregoing.

B. **By Seller**. Seller shall hold harmless, indemnify and defend Buyer from and against: (i) any and all third party claims for Seller's torts or breaches of contract related to the Property and occurring prior to the Closing Date; (ii) any claims or liabilities arising on account of any items which are prorated and which claims or liabilities accrue prior to the Closing Date; (iii) all costs and expenses, including reasonable attorneys' fees, incurred by the Buyer as a result of such claims; (iv) any and all claims by tenants, licensees, or any other parties for the return or refund of any security deposits arising before the Closing Date; and (v) any and all damage, cause of action, action, proceeding, expense, loss, cost, claim or liability suffered or incurred by Seller as a result of any untruth, inaccuracy or breach in or of any of the representations,

warranties or covenants made by Buyer herein. The foregoing indemnity shall not cover any matters relating to title or marketability of the Property (Buyer relying on the coverage provided by the Title Policy as to such matters) or the physical condition of the Property or any other matter for which Buyer has agreed to take "as is" under this Agreement.

C. **Generally**. Each indemnification under this Agreement shall be subject to the following provisions: The indemnitee shall notify indemnitor of any such claim against indemnitee within thirty (30) days after it has notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless the failure to so notify (i) shall have caused prejudice to the defense of such claim, and then only to the extent of such prejudice, or (ii) shall have increased the costs or liability of the indemnitor by reason of the inability or failure of the indemnitor (because of the lack of prompt notice from the indemnitee) to be involved in any investigations or negotiations regarding any such claim, nor shall the omission of the indemnitee to notify the indemnitor of any such claim relieve the indemnitor from any other liability that the indemnitor may have to the indemnitee. In case any such claim shall be asserted or commenced against an indemnitee and such Indemnitee shall notify the indemnitor thereof, the Indemnitor shall be entitled to participate in the negotiation or administration thereof and, to the extent such Indemnitor may desire, to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee, and, after notice from the indemnitor to the indemnitee of such Indemnitor's election so to assume the defense thereof, which notice shall be given within thirty (30) days of the Indemnitor's receipt of such notice from such indemnitee, the indemnitor will not be liable to the Indemnitee hereunder for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation. In the event that the Indemnitor does not desire to assume the defense, conduct or settlement of any claim, the indemnitee shall not settle such claim without the written consent of the indemnitor, which consent shall not be unreasonably withheld or delayed. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within ten (10) days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement. It is the express intention and agreement of the parties that the indemnities set forth in this Section 12 shall survive the consummation of the transactions contemplated in this Agreement.

13. REMEDIES.

A. If (i) Seller shall fail to perform or comply with any of the terms, covenants or agreements required by this Agreement to be performed or complied with by Seller, or if (ii) the purchase and sale of the Property are otherwise not consummated in accordance with the terms and provisions of this Agreement due to a default by Seller under this Agreement, then and in either of such events the Deposit shall be refunded to Buyer immediately upon request, and Buyer may, as its sole and exclusive remedy, at law or in equity, at its option either (x) compel Seller to convey the Property to Buyer by a suit for specific performance, and, if Buyer prevails in such suit, to recover all costs incidental to such suit, including reasonable attorneys' fees, (y) sue Seller for damages to Buyer resulting either directly or indirectly from Seller's default under this Agreement as described in this Section 13(B) (excluding, however, any consequential,

special or punitive damages) and, if Buyer prevails in such suit, to recover all costs incidental to such suit, including reasonable attorneys' fees, or (z) declare this Agreement terminated.

B. WITHOUT LIMITATION ON THE FOREGOING, BUYER HEREBY WAIVES ANY RIGHT IT MIGHT OTHERWISE HAVE, WHETHER NOW OR IN THE FUTURE, TO PURSUE ANY AND ALL CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES AGAINST SELLER, AND BUYER HEREBY RELEASES SELLER FROM ANY AND ALL LIABILITY FOR CONSEQUENTIAL DAMAGES, SPECIAL DAMAGES, OR PUNITIVE DAMAGES ARISING FROM, RELATED TO, OR CONNECTED WITH THIS AGREEMENT. BUYER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE PROVISIONS OF THIS PARAGRAPH 13 AND BY ITS INITIALS IMMEDIATELY BELOW AGREES TO BE BOUND BY ITS TERMS.

____
Buyer's Initials

THE FOREGOING WAIVER AND RELEASE BY BUYER SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

Without limitation on the foregoing, Seller hereby acknowledges that the general damages which Buyer might suffer (in the event Seller fails to convey the Property to Buyer due to a default by Seller hereunder) may include the reasonable costs (including attorneys fees) incurred by Buyer in connection with the negotiation of this Agreement and Buyer's inspections of the Property during the Inspection Period which are ordinary and customary in similar real estate purchase and sale transactions. **NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECTION 13, IN ANY AND ALL EVENTS THAT THE MAXIMUM AGGREGATE AMOUNT OF DAMAGES FOR WHICH SELLER MAY BE LIABLE IN CONNECTION WITH ANY AND ALL OBLIGATIONS OF SELLER UNDER THIS AGREEMENT SHALL BE $50,000.**

14. BROKER'S COMMISSION.

Seller will be paying a commission to Chris Clifton ("**Broker**") only in the event that the transaction contemplated herein is consummated, pursuant to a separate written agreement between Seller and Broker. Seller shall not have any responsibility for any amount which any other party other than Broker may claim to be owed in connection with the transaction contemplated in this Agreement. Each of Seller and Buyer hereby represents to the other that, other than Broker, it has not had any contact or dealing regarding the Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person (including, without limitation, Buyer or any person or entity affiliated with Buyer) who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein, and there are not and will not be any broker's fees or commission (other than Broker's) payable in connection with this Agreement. In the event that any broker, finder or other person alleges a claim for a commission or finder's fee in connection with the matters contemplated herein (other than a claim by Broker against Seller pursuant to the written agreement between Broker and Seller in the event the transaction contemplated herein is consummated), the party through whom such broker, finder or other person alleges such claim shall indemnify, save harmless and defend the other party from

any such claim, demand, action or judgment and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.

15. MISCELLANEOUS PROVISIONS.

A. [Intentionally Omitted.]

B. Assignment; Binding on Successors and Assigns. Buyer shall not assign, transfer or convey its rights or obligations under this Agreement or with respect to the Property without the prior written consent of Seller, which consent Seller may withhold in its sole and absolute discretion. Any attempted assignment without the prior written consent of Seller shall be null and void, and Buyer shall be deemed in default hereunder. Any assignments consented to by Seller shall not relieve the assigning party from its liability under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors, assigns, heirs, trustees, administrators and other fiduciaries.

C. Work Product. In the event of a termination of this Agreement for any reason, Buyer shall return all materials and information given to it by Seller or its consultants, in the same condition as delivered to Buyer.

D. Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed or delivered by Seller or Buyer, Seller and Buyer hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Buyer or Seller, as the case may be, reasonably required in order to consummate fully the transactions contemplated hereunder.

E. Attorneys' Fees. If any action or claim is made by any party hereto against the other relating to this Agreement or the subject matter hereof (including, without limitation, any bankruptcy proceeding or appellate proceeding), the prevailing party, in addition to all other sums that the other party may be required to pay, shall be entitled to the prevailing party's reasonable attorneys' fees and legal expenses, including all fees, costs and expenses incurred in any post-judgment proceedings to collect or enforce any judgment. This provision for the recovery of post-judgment fees, costs, and expenses is separate and several and shall survive the merger of this Agreement into any judgment. The term "prevailing party" means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.

F. Survival of Representations, Warranties and Agreements. Each of the indemnities, agreements, representations and warranties contained in this Agreement shall survive the Closing and recordation of the Deed or any termination of this Agreement.

G. Entire Agreement, Amendments and Waivers. This Agreement supercedes all prior discussions and agreements and contains the sole and entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect. The parties further intend that neither this Agreement nor any of its provisions may be changed,

amended, discharged, waived or otherwise modified except by an instrument in writing duly executed by the party to be bound thereby. The parties hereto fully understand and acknowledge the importance of the foregoing sentence, and to the extent the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing, Buyer and Seller nevertheless fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question.

H. Governing Jurisdiction. This Agreement shall be governed by, construed under, and interpreted and enforced in accordance with the laws of the State of Tennessee.

I. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.

J. Time of the Essence. Time is and shall be of the essence of this Agreement.

K. Notices. Any notice, tender, request, demand, or other communication which a party is required or may desire to give the other shall be in writing and shall be deemed to have been duly given when sent by (i) personal delivery, (ii) United States registered or certified mail, return receipt requested, postage prepaid, (iii) a generally recognized overnight carrier regularly providing proof of delivery, or (iv) telephonic facsimile, provided that a hard copy of such facsimile notice is also delivered by means of one of the other methods set forth in clauses (i) through (iii) of this sentence. All notices shall be addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

To Buyer:

Diversified Product Inspections, Inc.
3 East Main Street
Oak Ridge, Tennessee 37830
ATTN: John VanZyll
Fax: 865-482-6621.
Phone: 865-482-8480
Buyer's Taxpayer Identification Number: 59-3087128

With a copy to:

Dunn MacDonald Coleman & Reynolds
6204 Baum Drive
Knoxville, Tennessee
ATTN: Lisa A. Temple
Fax: 865-525-6001
Phone: 865-525-0505

To Seller:

Deborah A. Bacon
c/o Fremont Investment & Loan
14785 Preston Road, Suite 565
Dallas, Texas 75254
Attention: Commercial Real Estate
Phone No. 972-720-5474
Facsimile No. 972-720-5470

With a copy to:
Christine Zamora
c/o Fremont Investment & Loan
2727 East Imperial Highway
Brea, California 92821
Attention: Commercial Real Estate Asset Management
Facsimile No. 714-961-4701

With a copy to:
Stites & Harbison PLLC
424 Church Street
Suite 1800
Nashville, Tennessee 37219
Attention: James C. Cotey, Esq.
Phone: 615-782-2216
Facsimile No. 615-742-4118

To Escrow Holder:

Stites & Harbison Title Agency
424 Church Street, Suite 1800
Nashville, Tennessee 37219
ATTN: James C. Cotey
Phone: 615-782-2216
Facsimile No. 615-742-4118

Any notice so given shall be deemed delivered to the party to whom the same is addressed (whether such delivery was accepted or refused): (i) if sent by personal delivery, as of the date and time set forth in a sworn affidavit of the person making delivery, (ii) if sent by mail, as of the date of delivery established by U.S. Postal Service return receipt, (iii) if sent by overnight courier, as of the date and time established by such courier's proof of delivery, and (iv) if sent by telephonic facsimile, as of the date and time established by a valid confirmation report produced by the sender's facsimile machine. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be delivered.

L. Partial Validity. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or

circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

M. Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

N. Parties; No Third Party Beneficiaries. This Agreement shall be binding upon and enforceable against, and shall inure to the benefit of, Buyer and Seller and their respective legal representatives, successors and assigns. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and no third party is intended to, or shall have, any rights hereunder.

O. Captions. The captions and headings used in this Agreement are for convenience only and do not in any way restrict, modify or amplify the terms of this Agreement.

P. Exhibits. Each and every Exhibit referred to or otherwise mentioned in this Agreement is attached to this Agreement and is and shall be construed to be made a part of this Agreement by such reference or other mention at each point at which such reference or other mention occurs, in the same manner and with the same effect as if each Exhibit were set forth in full and at length every time it is referred to or otherwise mentioned.

Q. Holidays. In the event any time period specified in this Agreement expires on a Saturday, Sunday or banking holiday, then the time period so expiring shall be extended to expire on the next business day.

R. Number and Gender. As used in this Agreement, the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall be applicable to all genders, unless the context would clearly not admit such construction. All capitalized terms defined in this Agreement shall have the same meanings when used in the exhibits attached hereto.

S. Offer and Acceptance. The execution of this Agreement shall constitute an offer by Buyer to Seller and shall remain open for acceptance until 5:00 p.m. on the later of _____________, 2004, or such other date as may be specified in writing by the Buyer. In order for this offer to be validly accepted, one (1) counterpart of this Agreement, fully executed on behalf of the Seller with all Exhibits completed and attached, must have been actually delivered to the Buyer at the address set forth below Buyer's signature block to this Agreement, prior to the expiration of the offer.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Seller:
TN-801-TRI-COUNTY, LLC
a Tennessee limited liability company.
By:______________________________
Name:____________________________
Title:____________________________

Buyer:
DIVERSIFIED PRODUCT INSPECTIONS, INC., a Florida corporation
By:______________________________
Name: John Vanzyll
Title: President

AGREED TO AS OF THE
DATE FIRST ABOVE WRITTEN,
AS TO PROVISIONS RELATING
TO ESCROW HOLDER:

____
By:_________
Its Authorized Signatory

LIST OF EXHIBITS

EXHIBIT A

TO PURCHASE AND SALE AGREEMENT

LEGAL DESCRIPTION OF REAL PROPERTY

Property situated in the First Civil District of Anderson County, Tennessee and being within the Fifth Ward of Oliver Springs, Tennessee on the southwesterly side of Tennessee Highway #61 and #62 which is known as (East) Tri-County Boulevard and being all of Tract Two as shown on a Plat of "Resubdivision of Parcel 8.08 on Anderson County Tax Map 98" as found in Plat Cabinet 6 Envelope 33-D of the Anderson County Register's Records and being more fully described as follows:

BEGINNING on an iron pin (found) in the southwesterly right of way line for (East) Tri-County Boulevard (Tennessee Highway 61 and 62), which beginning is located at 90 feet from a point in the survey center line for said roadway, which point is located at 155.7 feet as measured in a southwesterly direction from the intersection of the center line of Gail Lane extended to the survey center line of Tri-County Boulevard and said beginning also defined as being located at Tennessee Lambert Grid Position X=2,498,418.98 and Y=598,125.48; Thence, with severance lines of Tract One as follows:

1.) South 50 deg. 11 min. 27 sec. West 309.65 feet to a spike (found);

2.) North 39 deg. 48 min. 33 sec. West 356.98 feet to a spike (found);

3.) South 50 deg. 11 min. 27 sec. West 68.02 feet to a spike (found);

4.) North 39 deg. 48 min. 33 sec. West 16.78 feet to a spike (found);

5.) South 50 deg. 11 min. 27 sec. West 231.59 feet to an iron pin (found) being a corner of the Tract Two as herein described with Tract One in the line of Reba Justice Holmberg; Thence, with lines of Reba Justice Holmberg (0-18/478), near an existing chain link fence as follows:

1.) North 37 deg. 28 min. 38 sec. West 355.85 feet to an iron pin (found)

2.) North 65 deg. 12 min. 28 sec. East 523.77 feet to an iron pin (found) in the southwesterly right of way for Tri-County Boulevard; Thence, with the southwesterly right of way for Tri-County Boulevard (Tennessee Highway #61 and #62) as follows:

1.) along line 80 feet from and parallel with the survey center line for said roadway, South 49 deg. 16 min. 54 sec. East 309.68 feet to an iron pin (found);

2.) with a perpendicular offset in line of right of way, South 40 deg. 43 min. 06 sec. West 10.00 feet to an iron pin (found);

3.) along a line 90 feet for and parallel with the survey center line for said roadway, South 49 deg. 16 min. 54 sec. East 290.45 feet to the point of beginning. Containing 5.929 Acres (more or less) or 258,247 Square Feet (more or less).

Property is subject to sanitary sewer easements of 20 feet in width for the Oliver Springs Municipal Sewer System. Property is subject to water main easements of 10 feet in width for Oliver Springs Municipal Water System.

Property is subject to reciprocal easement for ingress and egress over existing blacktop parking and driveway area and other conditions as defined in a "Declaration of Reciprocal Easements and Covenants" as pending recording.

Being the same property conveyed to TN-801 Tri-County, LLC, a California limited liability company, by Successor Trustee's Deed and Bill of Sale of record in Book 1365, page 2244, Register's Office for Anderson County, Tennessee.

EXHIBIT B

TO PURCHASE AND SALE AGREEMENT

FORM OF SPECIAL WARRANTY DEED

This instrument was prepared by:
James C. Cotey
Stites & Harbison PLLC
Suite 1800
SunTrust Center
Nashville, Tennessee 37219

FROM: ____________________,
Grantor[s]

TO: ____________________,
Grantee[s]

Address New Owner (s) as follows:	Name and Address of the Person or Entity Responsible for the Payment of Real Property Taxes	Map-Parcel Numbers
____________________	____________________	____________________
		Field Book Numbers
		____________________

STATE OF TENNESSEE)
COUNTY OF __________)

The actual consideration or value, whichever is greater, for this transfer is Eight Hundred Thousand and no/100 Dollars ($800,000.00)

____
Affiant

SUBSCRIBED AND SWORN TO before me, this the _____ day of ______________, 2004.

____
Notary Public

My Commission Expires: ____________________

FOR AND IN CONSIDERATION OF the sum of Eight Hundred Thousand and no/100 Dollars ($800,000.00), the receipt and sufficiency of which are hereby acknowledged, TN-801-TRI-COUNTY, LLC (the "Grantor") has bargained and sold, and by these presents does transfer and convey unto Diversified Product Inspections, Inc. (the "Grantee"), its, successors and assigns, a certain tract or parcel of land in Anderson County, State of Tennessee, more particularly

described on Exhibit A attached hereto and incorporated herein by this reference together with all improvements, buildings and structures located thereon (the "**Property**").

The Property is improved property known as

This conveyance is expressly made subject to those matters more specifically set forth on Exhibit B attached hereto and incorporated herein by this reference.

TO HAVE AND TO HOLD the Property with the appurtenances, estate, title and interest thereto belonging to the Grantee[s], [its/his/her/their] [heirs], successors and assigns forever.

And Grantor does covenant and bind Grantor, its successors and assigns to warrant and forever defend the title to the Property to the Grantee, its successors and assigns against the lawful claims of all persons whomsoever claiming by, through or under Grantor, but not further or otherwise, except as to those matters set forth on Exhibit B, to which this conveyance is expressly made subject.

GRANTOR HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING: (A) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF AND OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY ELECT TO CONDUCT THEREON, AND THE EXISTENCE OF ANY ENVIRONMENTAL HAZARDS OR CONDITIONS THEREON (INCLUDING THE PRESENCE OF ASBESTOS) OR COMPLIANCE WITH ANY OR ALL APPLICABLE LAWS, RULES OR REGULATIONS; OR (B) THE COMPLIANCE OF THE PROPERTY WITH ANY LAWS, ORDINANCES, ORDERS, RULES OR REGULATIONS OF ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER THE PROPERTY OR ANY PORTION THEREOF. THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS," "WHERE IS" BASIS AND WITH ALL FAULTS, AND GRANTEE EXPRESSLY ACKNOWLEDGES THAT, IN CONSIDERATION OF THE AGREEMENTS OF GRANTOR HEREIN, EXCEPT AS OTHERWISE SPECIFIED HEREIN, GRANTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW.

Witness **[my/our]** hand[s] this _____ day of ________________, 2004.

[Option 1] ______________________________

[Option 2] ______________________________

By: ______________________________
Title: ______________________________

STATE OF TENNESSEE)
)
COUNTY OF)

Before me, ____________________________, a Notary Public of said County and State, personally appeared ______________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath,

acknowledged ________ to be ____________________ (or other officer authorized to execute the instrument) of ____________________________________, the within named bargainor, a limited liability company, and that ________ as such ____________________ executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by ________ as its ____________________.

Witness my hand and seal, at Office in ________________________, this _____ day of __________, ____.

____
Notary Public

My Commission Expires: ____________________________

10015N:041477:591796:5:NASHVILLE

EXHIBIT A

TO SPECIAL WARRANTY DEED

PROPERTY DESCRIPTION

Property situated in the First Civil District of Anderson County, Tennessee and being within the Fifth Ward of Oliver Springs, Tennessee on the southwesterly side of Tennessee Highway #61 and #62 which is known as (East) Tri-County Boulevard and being all of Tract Two as shown on a Plat of "Resubdivision of Parcel 8.08 on Anderson County Tax Map 98" as found in Plat Cabinet 6 Envelope 33-D of the Anderson County Register's Records and being more fully described as follows:

BEGINNING on an iron pin (found) in the southwesterly right of way line for (East) Tri-County Boulevard (Tennessee Highway 61 and 62), which beginning is located at 90 feet from a point in the survey center line for said roadway, which point is located at 155.7 feet as measured in a southwesterly direction from the intersection of the center line of Gail Lane extended to the survey center line of Tri-County Boulevard and said beginning also defined as being located at Tennessee Lambert Grid Position X=2,498,418.98 and Y=598,125.48; Thence, with severance lines of Tract One as follows:

1.) South 50 deg. 11 min. 27 sec. West 309.65 feet to a spike (found);

2.) North 39 deg. 48 min. 33 sec. West 356.98 feet to a spike (found);

3.) South 50 deg. 11 min. 27 sec. West 68.02 feet to a spike (found);

4.) North 39 deg. 48 min. 33 sec. West 16.78 feet to a spike (found);

5.) South 50 deg. 11 min. 27 sec. West 231.59 feet to an iron pin (found) being a corner of the Tract Two as herein described with Tract One in the line of Reba Justice Holmberg; Thence, with lines of Reba Justice Holmberg (0-18/478), near an existing chain link fence as follows:

1.) North 37 deg. 28 min. 38 sec. West 355.85 feet to an iron pin (found)

2.) North 65 deg. 12 min. 28 sec. East 523.77 feet to an iron pin (found) in the southwesterly right of way for Tri-County Boulevard; Thence, with the southwesterly right of way for Tri-County Boulevard (Tennessee Highway #61 and #62) as follows:

1.) along line 80 feet from and parallel with the survey center line for said roadway, South 49 deg. 16 min. 54 sec. East 309.68 feet to an iron pin (found);

2.) with a perpendicular offset in line of right of way, South 40 deg. 43 min. 06 sec. West 10.00 feet to an iron pin (found);

3.) along a line 90 feet for and parallel with the survey center line for said roadway, South 49 deg. 16 min. 54 sec. East 290.45 feet to the point of beginning. Containing 5.929 Acres (more or less) or 258,247 Square Feet (more or less).

Property is subject to sanitary sewer easements of 20 feet in width for the Oliver Springs Municipal Sewer System. Property is subject to water main easements of 10 feet in width for Oliver Springs Municipal Water System.

Property is subject to reciprocal easement for ingress and egress over existing blacktop parking and driveway area and other conditions as defined in a "Declaration of Reciprocal Easements and Covenants" as pending recording.

Being the same property conveyed to TN-801 Tri-County, LLC, a California limited liability company, by Successor Trustee's Deed and Bill of Sale of record in Book 1365, page 2244, Register's Office for Anderson County, Tennessee.

EXHIBIT B

TO SPECIAL WARRANTY DEED

ENCUMBRANCES

EXHIBIT C

TO PURCHASE AND SALE AGREEMENT

FORM OF BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BILL OF SALE AND ASSIGNMENT AND ASSUMPTION

AGREEMENT is made this _____ day of ________________, 20__, by and between TN-801-TRI-COUNTY, LLC, a Tennessee limited liability company ("Assignor"), and ________________ ("Assignee"), with reference to the following facts:

A. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions (the "Purchase Agreement") dated as of ________________, 2004, by and between Assignor and Assignee, concurrently herewith, Assignor is transferring to Assignee by deed the real property (the "Real Property") located in the County of Anderson, State of Tennessee, and more particularly described in Exhibit A attached hereto and made a part hereof, subject to all covenants, conditions, easements, encumbrances and all other matters of record. Capitalized words and phrases not specifically defined herein shall have the meanings ascribed to them in the Purchase Agreement.

B. In connection with the foregoing transfer and as required pursuant to the Purchase Agreement, Assignor desires to assign and transfer to Assignee all of Assignor's interest in all tangible and intangible personal property relating primarily to the Real Property, subject to the terms, covenants, conditions, rentals, obligations, easements and restrictions set forth therein, and Assignee desires to accept such personal property and assume the obligations related thereto which first arise on and after the date of the Closing under the Purchase Agreement, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinbelow set forth, it is agreed:

1. Effective as of the date of the Closing under the Purchase Agreement, Assignor hereby sells, transfers, assigns and conveys to Assignee the following:

a. All right, title and interest of Assignor, if any, in and to all tangible personal property ("Tangible Personal Property") located on, and used solely in connection with the management, maintenance or operation of the Real Property that may be owned by Seller, but excluding tangible personal property owned by the tenants of the Real Property under the Leases (as defined in the Purchase Agreement); and

b. To the extent assignable without the consent of third parties, all right, title and interest of Assignor, if any, in and to all intangible property other than the Leases (such intangible property, the "Intangible Personal Property") owned or held by Assignor solely for use in connection with the Real Property, or the Tangible Personal Property, any business or businesses conducted thereon, or with the use thereof (other than those businesses conducted by the tenants of the Real Property), including, but not limited to, all contract rights and agreements other than the Leases (including, but not limited to, service agreements) (the "Contracts"), business licenses,

warranties, plans and specifications, governmental approvals, and development rights related solely to the Real Property or the Tangible Personal Property or any part thereof.

2. Assignee hereby accepts the foregoing assignment of the Tangible Personal Property and the Intangible Personal Property, and hereby agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Assignor relating to the Tangible Personal Property and the Intangible Personal Property first arising and accruing on and after the effective date of this Bill of Sale and Assignment and Assumption Agreement. Assignee hereby indemnifies and agrees to defend and hold harmless Assignor from and against any cost, liability, suit, claim, damage or expense (including attorneys' fees) arising out of or relating to Assignee's failure to perform any of the foregoing obligations arising from and accruing on or after the date hereof.

3. The covenants, agreements, representations, warranties, indemnities and limitations provided in the Purchase Agreement with respect to the property conveyed hereunder (including, without limitation, the limitations of liability provided in Paragraph 11 of the Purchase Agreement), are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Assignee and Assignor and their respective successors and assigns.

Without limitation on the foregoing, as set forth in Paragraph 11.A of the Purchase Agreement, which is hereby incorporated by this reference as if herein set out in full, the property conveyed hereunder is conveyed by Assignor and accepted by Assignee **AS IS, WHERE IS, WITH ALL FAULTS AND WITHOUT ANY WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF (INCLUDING, WITHOUT LIMITATION, ANY AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED UNDER THE TENNESSEE UNIFORM COMMERCIAL CODE).**

This Bill of Sale and Assignment and Assumption Agreement may be executed in one or more identical counterparts, each of which such counterpart shall be deemed an original for all purposes and all such counterparts collectively consisting of one such Bill of Sale and Assignment and Assumption Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Bill of Sale and Assignment and Assumption Agreement as of the day and year first above written, to be effective as of the closing of the transaction contemplated hereby.

"ASSIGNOR"
TN-801-TRI-COUNTY, LLC
a Tennessee limited liability company

By ______________________________

Its ______________________________

"ASSIGNEE"

By ______________________________

Its ______________________________

STATE OF TENNESSEE)
)
COUNTY OF)

Before me, ____________________________, a Notary Public of said County and State, personally appeared ____________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged ________ to be ____________________ (or other officer authorized to execute the instrument) of ______________________________________, the within named bargainor, a limited liability company, and that ________ as such _____________________ executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by ________ as its ____________________.

Witness my hand and seal, at Office in __________________________, this _____ day of __________, ____.

____
Notary Public

My Commission Expires:

STATE OF TENNESSEE)
)
COUNTY OF)

Before me, ______________________________, a Notary Public of said County and State, personally appeared ____________________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged ________ to be ___________________ (or other officer authorized to execute the instrument) of ____________________________________, the within named bargainor, a limited liability company, and that ________ as such ___________________ executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by ________ as its ___________________.

Witness my hand and seal, at Office in ________________________, this _____ day of __________, ____.

____
Notary Public

My Commission Expires:

10015N:041477:591796:5:NASHVILLE

EXHIBIT A

TO BILL OF SALE

LEGAL DESCRIPTION OF REAL PROPERTY

Property situated in the First Civil District of Anderson County, Tennessee and being within the Fifth Ward of Oliver Springs, Tennessee on the southwesterly side of Tennessee Highway #61 and #62 which is known as (East) Tri-County Boulevard and being all of Tract Two as shown on a Plat of "Resubdivision of Parcel 8.08 on Anderson County Tax Map 98" as found in Plat Cabinet 6 Envelope 33-D of the Anderson County Register's Records and being more fully described as follows:

BEGINNING on an iron pin (found) in the southwesterly right of way line for (East) Tri-County Boulevard (Tennessee Highway 61 and 62), which beginning is located at 90 feet from a point in the survey center line for said roadway, which point is located at 155.7 feet as measured in a southwesterly direction from the intersection of the center line of Gail Lane extended to the survey center line of Tri-County Boulevard and said beginning also defined as being located at Tennessee Lambert Grid Position X=2,498,418.98 and Y=598,125.48; Thence, with severance lines of Tract One as follows:

1.) South 50 deg. 11 min. 27 sec. West 309.65 feet to a spike (found);

2.) North 39 deg. 48 min. 33 sec. West 356.98 feet to a spike (found);

3.) South 50 deg. 11 min. 27 sec. West 68.02 feet to a spike (found);

4.) North 39 deg. 48 min. 33 sec. West 16.78 feet to a spike (found);

5.) South 50 deg. 11 min. 27 sec. West 231.59 feet to an iron pin (found) being a corner of the Tract Two as herein described with Tract One in the line of Reba Justice Holmberg; Thence, with lines of Reba Justice Holmberg (0-18/478), near an existing chain link fence as follows:

1.) North 37 deg. 28 min. 38 sec. West 355.85 feet to an iron pin (found)

2.) North 65 deg. 12 min. 28 sec. East 523.77 feet to an iron pin (found) in the southwesterly right of way for Tri-County Boulevard; Thence, with the southwesterly right of way for Tri-County Boulevard (Tennessee Highway #61 and #62) as follows:

1.) along line 80 feet from and parallel with the survey center line for said roadway, South 49 deg. 16 min. 54 sec. East 309.68 feet to an iron pin (found);

2.) with a perpendicular offset in line of right of way, South 40 deg. 43 min. 06 sec. West 10.00 feet to an iron pin (found);

3.) along a line 90 feet for and parallel with the survey center line for said roadway, South 49 deg. 16 min. 54 sec. East 290.45 feet to the point of beginning. Containing 5.929 Acres (more or less) or 258,247 Square Feet (more or less).

Property is subject to sanitary sewer easements of 20 feet in width for the Oliver Springs Municipal Sewer System. Property is subject to water main easements of 10 feet in width for Oliver Springs Municipal Water System.

Property is subject to reciprocal easement for ingress and egress over existing blacktop parking and driveway area and other conditions as defined in a "Declaration of Reciprocal Easements and Covenants" as pending recording.

Being the same property conveyed to TN-801 Tri-County, LLC, a California limited liability company, by Successor Trustee's Deed and Bill of Sale of record in Book 1365, page 2244, Register's Office for Anderson County, Tennessee.

EXHIBIT D

TO PURCHASE AND SALE AGREEMENT

FORM OF TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS

STATE OF ____________________
COUNTY OF ____________________

Section 1445 of the Internal Revenue Code as applied in the U.S. Virgin Islands provides that a transferee (or buyer) of a U.S. real property interest must withhold tax if the transferor (or seller) is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by TN-801-TRI-COUNTY, LLC ("Transferor"), the undersigned hereby certifies, disposes, and states the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and in the Income Tax Regulations);

2. Transferor is a __________ organizing and existing under the laws of and is not a foreign person for purposes of Section 1445 of the Internal Revenue Code as applied in the U.S. Virgin Islands.

3. Transferor is not a disregarded entity as defined in 26 CFR §1.1445-2(b)(2)(iii);

4. Transferor's U.S. employer identification number is ____________________; and

5. Transferor's office address is 175 North Riverview Drive, Anaheim, California 92808.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement made herein could be punished by fine, imprisonment or both.

Transferor agrees to inform transferee if Transferor becomes a foreign person at any time within the five (5) year period immediately following the end of the later of either Transferor's or transferee's current taxable year.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this certification document on behalf of Transferor.

DATED this _____ day of June, 2004.

TRANSFEROR:
TN-801-TRI-COUNTY, LLC
By:____________________
Title:____________________
Date:____________________

Sworn to and subscribed before me this ____ day of ___________, 2004.

____
Notary Public

My commission expires:

(NOTARY SEAL)